Exhibit 99.7

Lender Services Client Talking Points

What We Announced

•	As you may have seen, we recently announced an agreement to combine with Markel.

•	Markel is a diverse financial holding company for insurance, reinsurance and investment operations around the world.

•	We believe Markel is an ideal partner.

•	The transaction brings together two values-driven organizations with a shared commitment to innovation, service, and long-term relationships.

•	With Markel’s support, we are confident that State National will be even better positioned to serve you and better ensure that our organization continues to grow and thrive.

What This Means for Clients

•	You may be wondering what this means for our relationship with you. We couldn’t be more excited about this transaction and the benefits we expect it to provide to our Lender Services clients.

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The addition of State National to Markel’s business will enable us to better serve our valued Lender Services clients like you by offering unique, market-leading solutions that simply the complexities of insurance and meet your needs.

•	From our clients’ perspective, it will be business as usual.

•	Following completion of the transaction, State National will continue to operate as a separate business unit with our existing management team.

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Once State National is part of Markel, you can continue focusing on growing your business while we find the right fit to protect your auto loan portfolio with our full range of solutions and our reputation for exceptional service and support.

•	With Markel, we will continue building on our services and expertise to safeguard your portfolio and improve your ongoing performance.

Next Steps

•	It’s important to remember that today’s announcement is just the first step in this process.

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From now until the transaction close, which we expect to occur in the fourth quarter of 2017, there will be no change in how we work with or serve you. I will remain your relationship manager and day-to-day support at State National will continue uninterrupted.

•	Markel has a proven track record of successfully partnering with acquired companies such as ours.

•	We look forward to working with Markel to quickly complete the transaction.

Conclusion

•	Of course, you should feel free to reach out with additional questions.

•	On behalf of our team at State National, we value our relationship with you and thank you for your continued support.

Cautionary Note Regarding Forward-Looking Statements
Some of the statements in this material may include forward-looking statements which reflect our current views with respect to future events and financial performance, and State National may make related oral, forward-looking statements on or following the date hereof.  Such statements may include forward-looking statements both with respect to us in general and the insurance sector specifically, both as to underwriting and investment matters.  These statements may also include assumptions about our proposed acquisition by Markel (including its benefits, results, effects and timing).  Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material for purposes of the U.S. federal securities laws or otherwise.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
The proposed transaction is subject to risks and uncertainties, including: (A) that State National and Markel may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (B) uncertainty as to the timing of completion of the proposed transaction; (C) the inability to complete the proposed transaction due to the failure to obtain State National stockholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (D) the exercise of appraisal rights by State National stockholders, which could permit Markel to terminate the Merger Agreement even if State National stockholder approval has been obtained; (E) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (F) risks related to disruption of management’s attention from State National’s ongoing business operations due to the proposed transaction; (G) the effect of the announcement of the proposed transaction on State National’s relationships with its clients, operating results and business generally; (H) the outcome of any legal proceedings to the extent initiated against State National, Markel or others following the announcement of the proposed transaction; (I) risks related to Markel’s post-closing integration of State National’s business and operations; (J) risks related to a downgrading of State National’s or Markel’s A.M. Best ratings or other similar financial strength or debt ratings as a result of the announcement or completion of the proposed transaction; and (K) the loss or impairment of State National’s material client or other relationships as a result of the announcement or completion of the proposed transaction, as well as State National’s and Markel’s management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in State National’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of State National on file with the SEC.  Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by State National will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, State National or its business or operations.  Except as required by law, the parties undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information about the Proposed Transaction and Where to Find It
 In connection with the proposed transaction, State National will file with the SEC a proxy statement on Schedule 14A and may file or furnish other documents with the SEC regarding the proposed transaction.  This Current Report on Form 8-K is not a substitute for the proxy statement or any other document which State National may file with the SEC.  INVESTORS IN AND SECURITY HOLDERS OF STATE NATIONAL ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with or furnished to the SEC by State National through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of State National:
Investor Relations
State National Companies, Inc.
 1900 L. Don Dodson Drive
Bedford, Texas 76021
Attn: Corporate Secretary

Participants in the Solicitation

 State National and its directors and executive officers may be deemed to be participants in the solicitation of proxies from State National’s stockholders in connection with the proposed transaction.  Information regarding State National’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in State National’s annual proxy statement filed with the SEC on April 7, 2017.  A more complete description will be available in the proxy statement on Schedule 14A that will be filed in connection with the proposed transaction.  You may obtain free copies of these documents as described in the preceding paragraph filed, with or furnished to the SEC.  All such documents, when filed or furnished, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to State National at the Investor Relations contact above.